UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                  July 6, 2009
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)


                           Access National Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Virginia                   000-49929                82-0545425
 --------------------------      -----------------         ------------------
      (State or other               (Commission              (IRS Employer
       jurisdiction                 File Number)           Identification No.)
     of incorporation)


              1800 Robert Fulton Drive, Suite 300, Reston, VA 20191
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 871-2100
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       n/a
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 9.01         Financial Statements and Exhibits.

Attached is a form of stock option agreement under the Access National Corporation 2009 Stock Option Plan (the "Plan") for employee awards under the Plan.

Exhibit 10.10.1   Form of Stock Option Agreement for Employee






                                   Signatures

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACCESS NATIONAL CORPORATION
                                                     (Registrant)


Date:  July 6, 2009                  By:     /s/ Michael W. Clarke
                                         ---------------------------------------
                                     Name:   Michael W. Clarke
                                     Title:  President & Chief Executive Officer